                                                                    Exhibit 99.1

                                 [CONCORD LOGO]




CONTACT:                   OR               LENS INVESTOR RELATIONS COUNSEL:
CONCORD CAMERA CORP.                        THE EQUITY GROUP INC.
HARLAN PRESS                                ROBERT GOLDSTEIN  (212) 371-8660
VICE PRESIDENT AND TREASURER                DEVIN SULLIVAN    (212) 836-9608
(954) 331-4200

        CONCORD CAMERA CORP. ANNOUNCES THE FILING OF ITS ANNUAL REPORT ON
                FORM 10-K FOR THE FISCAL YEAR ENDED JULY 2, 2005

HOLLYWOOD, FLORIDA - October 3, 2005 - Concord Camera Corp. ("Concord" or "Company") (NASDAQ: LENS) today reported financial results for the fourth quarter and fiscal year ended July 2, 2005 and announced that it filed its Annual Report on Form 10-K for Fiscal 2005 with the Securities and Exchange Commission (see attached tables).

ABOUT CONCORD CAMERA CORP.

Concord Camera Corp., through its subsidiaries, is a global producer of popularly priced, single-use, digital and 35mm traditional cameras. Concord markets its cameras under the trademarks POLAROID, CONCORD, CONCORD EYE Q and JENOPTIK. Concord sells and markets its camera products worldwide through direct sales offices in the United States, Canada, Germany, Hong Kong, the Peoples Republic of China, the United Kingdom, Japan and France and through independent sales agents. The Polaroid trademark is owned by Polaroid Corporation and is used by Concord under license from Polaroid. CONCORD and CONCORD EYE Q are trademarks and/or registered trademarks of Concord Camera Corp. in the United States and/or other countries. The JENOPTIK trademark is owned by Jenoptik AG and is used by Concord under license from Jenoptik AG. Learn more about Concord Camera Corp. at www.concord-camera.com.

Except for the historical information contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements, including the statements regarding our ability to meet expected filing dates for our periodic reports, our ability to meet customer demands and fulfill customer service obligations, anticipated or expected results of the implementation of our strategic plan, including the restructuring plan, additional cost-reduction initiatives and anticipated financial benefits of eliminating our reliance on internally designed and manufactured digital cameras and increasing the design, co-development and purchase of digital cameras from contract manufacturers, involve risks and uncertainties which may affect the Company's business and prospects, including the risks discussed under "Risk Factors" and disclosures in the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2005 and subsequently filed reports. Any forward-looking statements contained in this press release represent our estimates only as of the date hereof, or as of such earlier dates as are indicated, and should not be relied upon as representing our estimates as of any subsequent date. The registrant disclaims any intent or obligation to update or revise any forward looking statements.



                                  ### #### ###

CONCORD CAMERA CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)

                                                                               JULY 2,        JULY 3,
                                                                                2005           2004
                                                                             ---------      ---------
                                ASSETS
Current Assets:
     Cash and cash equivalents                                               $   8,016      $  18,323
     Short-term investments                                                     35,200         39,600
     Accounts receivable, net                                                   31,860         29,367
     Inventories                                                                36,382         52,418
     Deferred compensation assets                                                8,711             --
     Prepaid expenses and other current assets                                   2,708         11,563
                                                                             ---------      ---------
                           Total current assets                                122,877        151,271
Property, plant and equipment, net                                              16,672         20,597
Other assets                                                                     7,207         17,649
                                                                             ---------      ---------
                           Total  assets                                     $ 146,756      $ 189,517
                                                                             =========      =========


                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Short-term borrowings under credit facilities                           $   2,936      $   9,170
     Accounts payable                                                           32,257         18,783
     Accrued expenses                                                           14,108         16,395
     Deferred compensation liabilities                                           8,688             --
     Other current liabilities                                                   3,127          6,320
                                                                             ---------      ---------
                           Total current liabilities                            61,116         50,668
Other long-term liabilities                                                      3,337         11,724
                                                                             ---------      ---------
                           Total liabilities                                    64,453         62,392
Commitments and contingencies

Stockholders' Equity:
     Blank check preferred stock, no par value,
         1,000 shares authorized, none issued                                        -              -

     Common stock, no par value, 100,000 shares
         authorized; 30,925 and 30,572 shares issued
         as of July 2, 2005 and July 3, 2004, respectively                     143,518        143,073
     Additional paid-in capital                                                  4,853          4,853
     Deferred stock-based compensation                                              --            (29)
     Deferred share arrangement                                                    624            413
     Accumulated deficit                                                       (61,075)       (16,152)
                                                                             ---------      ---------
                                                                                87,920        132,158
     Less: treasury stock, at cost, 1,735 and 1,599 shares as
            of July 2, 2005 and July 3, 2004, respectively                      (4,993)        (4,620)

     Less: common stock held in trust, 509 and 331 shares as
            of July 2, 2005 and July 3, 2004, respectively                        (624)          (413)
                                                                             ---------      ---------
                           Total stockholders' equity                           82,303        127,125
                                                                             ---------      ---------
                           Total liabilities and stockholders' equity        $ 146,756      $ 189,517
                                                                             =========      =========

CONCORD CAMERA CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

                                         FOR THE QUARTER ENDED                     FOR THE FISCAL YEAR ENDED
                                            (UNAUDITED)

                                     JULY 2,                JULY 3,                JULY 2,                JULY 3,
                                      2005                   2004                   2005                   2004
                                 ---------------        ---------------        ---------------        ---------------
Net sales                        $     50,851           $     52,388           $   174,348            $   203,132
Cost of products sold                  47,993                 49,739               180,130                188,954
                                 ---------------        ---------------        ---------------        ---------------
Gross (deficit) profit                  2,858                  2,649                (5,782)                14,178
Selling expenses                        4,170                  4,200                16,846                 13,522
General and
administrative expenses                 5,398                  8,106                22,948                 26,842
Goodwill impairment                         -                  3,721                     -                  3,721
Variable stock-based
     compensation income                    -                    (58)                    -                   (659)
                                 ---------------        ---------------        ---------------        ---------------
Operating loss                         (6,710)               (13,320)              (45,576)               (29,248)
Interest expense                          164                    221                   931                    715
Other (income)
     expense, net                         911                     40                (1,770)                  (500)
                                 ---------------        ---------------        ---------------        ---------------
Loss before income taxes               (7,785)               (13,581)              (44,737)               (29,463)
Provision (benefit) for
     income taxes                         (64)                 2,298                   186                  7,537
                                 ---------------        ---------------        ---------------        ---------------
Loss before
      extraordinary item               (7,721)               (15,879)              (44,923)               (37,000)
Extraordinary gain -
     acquired net assets in
     excess of cost                         -                  5,778                     -                  5,778
                                 ---------------        ---------------        ---------------        ---------------
Net loss                         $     (7,721)          $    (10,101)          $   (44,923)           $   (31,222)
                                 ===============        ===============        ===============        ===============
Net loss per common share:
Basic:
    Loss before
        extraordinary item       $      (0.26)          $      (0.56)          $     (1.54)           $     (1.29)
    Extraordinary gain                      -                   0.20                     -                   0.20
                                 ---------------        ---------------        ---------------        ---------------
    Loss per common share        $      (0.26)          $      (0.36)          $     (1.54)           $     (1.09)
                                 ===============        ===============        ===============        ===============
Diluted:
    Loss before
        extraordinary item       $      (0.26)          $      (0.56)          $     (1.54)           $     (1.29)
    Extraordinary gain                      -                   0.20                     -                   0.20
                                 ---------------        ---------------        ---------------        ---------------
    Loss per common share        $      (0.26)          $      (0.36)          $     (1.54)           $     (1.09)
                                 ===============        ===============        ===============        ===============
Weighted average
     common shares
     outstanding - basic               29,190                 28,921                29,157                 28,716
Dilutive effect of common
     stock options                          -                      -                     -                      -
                                 ---------------        ---------------        ---------------        ---------------
Weighted average
     common shares
     outstanding - diluted             29,190                 28,921                29,157                 28,716
                                 ===============        ===============        ===============        ===============